                                                                    EXHIBIT 4(G)



                AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT
                                   AGREEMENT



     AMENDED AND RESTATED FIVE-YEAR REVOLVING CREDIT AGREEMENT dated as of November 21, 1997 among J. C. PENNEY COMPANY, INC. and J. C. PENNEY FUNDING CORPORATION (the "BORROWERS"), the LENDERS listed on the signature pages hereof (the "LENDERS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (successor to Bank of America Illinois), BANKERS TRUST COMPANY, THE CHASE MANHATTAN BANK, CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and NATIONSBANK OF TEXAS, N.A., as Managing Agents (the "MANAGING AGENTS").



                             W I T N E S S E T H:



     WHEREAS, certain of the parties hereto have heretofore entered into a Five-Year Revolving Credit Agreement dated as of December 16, 1993, as amended and restated as of December 7, 1994, as amended as of December 6, 1995, and as amended and restated as of December 3, 1996 (the "AGREEMENT"); and

     WHEREAS, the parties hereto desire to amend such Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to

"HEREOF", "HEREUNDER", "HEREIN" and "HEREBY" and each other similar reference and each reference to "THIS AGREEMENT" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby.

     Section 2. Managing Agents; Co-Agents. (a) Each reference to "Co-Agent" and "Co-Agents" in the Agreement as heretofore in effect is changed to "Managing Agent" and "Managing Agents" respectively.

     (b) The following new definition is added to Section 1.01 of the Agreement immediately after "Closing Date":

     "Co-Agents" shall mean the Lenders who are indicated as being Co-Agents on
      ---------
the signature pages hereof.

     (c) The last sentence of Article VIII is amended to read in its entirety as follows:

     No Managing Agent or Co-Agent shall have any duties or responsibilities hereunder in its capacity as such.

     Section 3. Extension of Maturity Date. (a) The definition of "MATURITY DATE" in Section 1.01 of the Agreement is amended to read in its entirety as follows:

     "MATURITY DATE" shall mean November 21, 2002.

     (b) The date "December 3, 2001" in Section 2.11(d) of the Agreement is changed to "November 21, 2002".

     Section 4. Financial Statements. (a) Each reference to "January 27, 1996" in Sections 3.05 and 3.06 of the Agreement is changed to "January 25, 1997".

     (b) The date "July 27, 1996" in Section 3.05 of the Agreement is changed to "July 26, 1997".

     Section 5. Confirmation of Guaranty. J. C. Penney Company, Inc. confirms that its subordinated Guaranty of the obligations of J. C. Penney Funding Corporation dated as of December 3, 1996 shall apply to the obligations of J. C. Penney Funding Corporation under the Agreement as amended and restated hereby.

     Section 6. Changes in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 9 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement shall become a Lender party to the Agreement, (ii the Commitment of each Lender shall be the amount set forth opposite the name of such Lender on the Commitment Schedule annexed hereto and (iii) Schedule 2.01 to the Agreement shall be amended to read as set forth in Part I of said Commitment Schedule. Any Lender whose Commitment is changed to zero shall upon such effectiveness cease to be a Lender party to the Agreement, and all accrued fees and other amounts payable under the Agreement for the account of such Lender shall be due and payable on such date; provided that, subject to Section 2.20, the provisions of Sections 2.13, 2.15, 2.19 and 9.05 of the Agreement shall continue to inure to the benefit of each such Lender.

     Section 7. Assignments. (a) The phrase "in substantially the form of Exhibit E" is added to clause (iv) of the proviso to Section 9.04(b) of the
                                          -------
Agreement immediately following the words "an instrument".

     (b)  Exhibit A hereto is added to the Agreement as Exhibit E thereto.

     (c) The definition of "ELIGIBLE ASSIGNEE" is amended by the addition of the following clause (d):

          and (d) with the prior written consent of the Borrowers, any other financial institution.

     Section 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 9. Counterparts; Conditions to Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when the Agent shall have received:

     (a) duly executed counterparts hereof signed by the Borrowers and all of the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

     (b) an opinion of Charles R. Lotter, General Counsel for the Borrowers, dated the date hereof and addressed to the Lenders, to the effect set forth in

Exhibit B hereto, and the Borrowers hereby instruct such counsel to deliver such opinion to the Agent;

     (c) a certificate from a Responsible Officer of each Borrower, dated the date hereof, and certifying that the representations and warranties set forth in
Article III of the Agreement shall be true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

     (d) a certificate from a Responsible Officer of each Borrower, dated the date hereof, and certifying that on such date, no Event of Default or Default shall have occurred and be continuing;

     (e) for its own account all fees due and payable to it and in such amounts as have been previously agreed upon in writing between the Borrowers and the Agent in connection with this Amendment and Restatement; and

     (f) (i) a certificate of the Secretary or Assistant Secretary of each Borrower, dated the date hereof and certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Borrower authorizing the execution, delivery and performance of the Agreement as hereby amended and restated and the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (B) as to the incumbency and specimen signature of each officer executing this Amendment and Restatement or any other document delivered in connection herewith on behalf of such Borrower and (ii) a certificate of another officer of each Borrower as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (i) above.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed as of the date first above written.


                    J. C. PENNEY COMPANY, INC.


                    By /s/ Robert B. Cavanaugh
                       ------------------------------------------
                       Name:  Robert B. Cavanaugh
                       Title: Vice President and Treasurer


                    J. C. PENNEY FUNDING CORPORATION


                    By /s/ Stephen F. Walsh
                       ------------------------------------------
                       Name:  Stephen F. Walsh
                       Title: President



                    MORGAN GUARANTY TRUST COMPANY
                       OF NEW YORK, as Lender and as Agent


                    By /s/ Laura Loffredo
                       ------------------------------------------
                       Name:  Laura Loffredo
                       Title: Vice President


                    BANK OF AMERICA NATIONAL TRUST AND
                       SAVINGS ASSOCIATION, as Lender and as
                       Managing Agent



                    By /s/ J. Casey Cosgrove
                       ------------------------------------------
                       Name:  J. Casey Cosgrove
                       Title: Assistant Vice President

                    BANKERS TRUST COMPANY, as Lender and
                       as Managing Agent


                    By /s/ Anthony LoGrippo
                       ------------------------------------------
                       Name:  Anthony LoGrippo
                       Title: Vice President


                    THE CHASE MANHATTAN BANK, as Lender
                       and as Managing Agent


                    By /s/ Margaret T. Lane
                       ------------------------------------------
                       Name:  Margaret T. Lane
                       Title: Assistant Vice President


                    CITIBANK, N.A., as Lender and
                       as Managing Agent


                    By /s/ Richard F. Kurth
                       ------------------------------------------
                       Name:  Richard F. Kurth
                       Title: Vice President


                    CREDIT SUISSE FIRST BOSTON, as Lender and
                       as Managing Agent


                    By /s/ Robert N. Finney
                       ------------------------------------------
                       Name:  Robert N. Finney
                       Title: Managing Director


                    By /s/ Thomas G. Muoio
                       ------------------------------------------
                       Name:  Thomas G. Muoio
                       Title: Vice President

                    NATIONSBANK OF TEXAS, N.A., as Lender
                       and as Managing Agent


                    By /s/ Suzanne B. Smith
                       ------------------------------------------
                       Name:  Suzanne B. Smith
                       Title: Vice President


                    THE BANK OF TOKYO-MITSUBISHI,  LTD., as
                       Lender and as Co-Agent


                    By /s/ John M. Mearns
                       ------------------------------------------
                       Name:  John M. Mearns
                       Title: Vice President and Manager


                    CORESTATES BANK, N.A., as Lender and as
                       Co-Agent


                    By /s/ Randal D. Southern
                       ------------------------------------------
                       Name:  Randal D. Southern
                       Title: Vice President


                    FLEET NATIONAL BANK, as Lender and as
                       Co-Agent


                    By /s/ Thomas J. Bullard
                       ------------------------------------------
                       Name:  Thomas J. Bullard
                       Title: Vice President


                    PNC BANK, NATIONAL ASSOCIATION, as
                       Lender and as Co-Agent


                    By /s/ Philip K. Liebscher
                       ------------------------------------------
                       Name: Philip K. Liebscher
                       Title: Vice President

                    ROYAL BANK OF CANADA, as Lender and as
                       Co-Agent


                    By /s/ Karen T. Hull
                       ------------------------------------------
                       Name:  Karen T. Hull
                       Title: Retail Group Manager

                    WACHOVIA BANK, N.A., as Lender and as
                       Co-Agent



                    By /s/ Roderick S. Miles
                       ------------------------------------------
                       Name:  Roderick S. Miles
                       Title: Senior Vice President



                    BANKBOSTON, N.A.


                    By /s/ Judith C. E. Kelly
                       ------------------------------------------
                       Name:  Judith C. E. Kelly
                       Title: Vice President



                    THE FIRST NATIONAL BANK OF CHICAGO



                    By /s/ Catherine A. Muszynski
                       ------------------------------------------
                       Name:  Catherine A. Muszynski
                       Title: Vice President


                    FIRST UNION NATIONAL BANK


                    By /s/ Dennis Harvey
                       ------------------------------------------
                       Name:  Dennis Harvey
                       Title: Senior Vice President

                    MELLON BANK, N.A.


                    By /s/ Marc T. Kennedy
                       ------------------------------------------
                       Name:  Marc T. Kennedy
                       Title: Assistant Vice President



                    NATIONAL AUSTRALIA BANK LIMITED
                       A.C.N.  004044937



                    By /s/ Michael G. McHugh
                       ------------------------------------------
                       Name:  Michael G. McHugh
                       Title: Vice President


                    SUNTRUST BANK, ATLANTA



                    By /s/ Todd C. Davis
                       ------------------------------------------
                       Name:  Todd C. Davis
                       Title: Assistant Vice President


                    By /s/ John A. Fields, Jr.
                       ------------------------------------------
                       Name:  John A. Fields, Jr.
                       Title: Vice President


                    THE BANK OF NEW YORK



                    By /s/ Charlotte Sohn
                       ------------------------------------------
                       Name:  Charlotte Sohn
                       Title: Vice President

                    WELLS FARGO BANK N.A.



                    By /s/ Marsha Anderson
                       ------------------------------------------
                       Name:  Marsha Anderson
                       Title: Vice President


                    By /s/ Gene Fuentes
                       ------------------------------------------
                       Name:  Gene Fuentes
                       Title: Vice President



                    CRESTAR BANK



                    By /s/ James P. Duval, Jr.
                       ------------------------------------------
                       Name:  James P. Duval, Jr.
                       Title: Vice President



                    THE NORTHERN TRUST COMPANY



                    By /s/ John E. Burda
                       ------------------------------------------
                       Name:  John E. Burda
                       Title: Second Vice President



                    BANK OF HAWAII



                    By /s/ Brenda K. Testermann
                       ------------------------------------------
                       Name:  Brenda K. Testermann
                       Title: Vice President



                    BANK ONE, TEXAS N.A.



                    By /s/ Scott Rhea
                       ------------------------------------------
                       Name:  Scott Rhea
                       Title: Vice President

                    BARCLAYS BANK PLC



                    By /s/ Gary F. Albanese
                       ------------------------------------------
                       Name:  Gary F. Albanese
                       Title: Associate Director


                    CREDIT AGRICOLE INDOSUEZ



                    By /s/ Katherine L. Abbott
                       ------------------------------------------
                       Name:  Katherine L. Abbott
                       Title: First Vice President



                    By /s/ Dean Balice
                       ------------------------------------------
                       Name:  Dean Balice
                       Title: Senior Vice President
                              Branch Manager



                    FIRST SECURITY BANK OF UTAH, N.A.


                    By /s/ Judy Callister
                       ------------------------------------------
                       Name:  Judy Callister
                       Title: Vice President



                    MARINE MIDLAND BANK


                    By /s/ William M. Holland
                       ------------------------------------------
                       Name:  William M. Holland
                       Title: Vice President

                    ISTITUTO BANCARIO SAN PAOLO DI
                       TORINO SPA



                    By  /s/ Robert Wurster
                       ------------------------------------------
                       Name:  Robert Wurster
                       Title: First Vice President



                    By  /s/ Wendell Jones
                       ------------------------------------------
                       Name:  Wendell Jones
                       Title: Vice President



                    NORWEST BANK MINNESOTA, N.A.



                    By  /s/ Scott D. Bjelde
                       ------------------------------------------
                       Name:  Scott D. Bjelde
                       Title: Vice President


                    THE SAKURA BANK, LTD.



                    By  /s/ Yasumasa Kikuchi
                       ------------------------------------------
                       Name:  Yasumasa Kikuchi
                       Title: Senior Vice President



                    STATE STREET BANK & TRUST COMPANY



                    By  /s/ Johnny Ip
                       ------------------------------------------
                       Name:  Johnny Ip
                       Title: Vice President

                    THE FUJI BANK, LTD.
                       HOUSTON AGENCY



                    By  /s/ Philip C. Lauinger III
                       ------------------------------------------
                       Name:  Philip C. Lauinger
                       Title: Vice President and Manager


                    U.S. BANK NATIONAL ASSOCIATION



                    By  /s/ David A. Draxler
                       ------------------------------------------
                       Name:  David A. Draxler
                       Title: Vice President


                    FIRSTAR BANK MILWAUKEE, N.A.



                    By  /s/ James Spredemann
                       ------------------------------------------
                       Name:  James Spredemann
                       Title: Vice President


                    HIBERNIA NATIONAL BANK



                    By  /s/ Troy J. Villafarra
                       ------------------------------------------
                       Name:  Troy J. Villafarra
                       Title: Vice President


                    THE YASUDA TRUST AND BANKING CO.,
                       LTD., NEW YORK BRANCH


                    By  /s/ Rohn M. Laudenschlager
                       ------------------------------------------
                       Name:  Rohn M. Laudenschlager
                       Title: Senior Vice President

                    UMB BANK, N.A.



                    By  /s/ David Proffitt
                       ------------------------------------------
                       Name:  David Proffitt
                       Title: Senior Vice President

               DEPARTING LENDERS
               -----------------


                    THE CANADIAN IMPERIAL BANK OF
                       COMMERCE



                    By  /s/ Elizabeth O. Fischer
                       ------------------------------------------
                       Name:  Elizabeth O. Fischer
                       Title: Executive Director
                              CIBC Oppenheimer Corp., as Agent



                    UNION BANK OF SWITZERLAND, NEW YORK BRANCH



                    By  /s/ Paula Mueller
                       ------------------------------------------
                       Name:  Paula Mueller
                       Title: Vice President


                    By  /s/ Mary V. Turnbach
                       ------------------------------------------
                       Name:  Mary V. Turnbach
                       Title: Assistant Treasurer


                    BANQUE NATIONALE DE PARIS



                    By  /s/ David P. Camp
                       ------------------------------------------
                       Name:  David P. Camp
                       Title: Banking Officer


                    DAI-ICHI KANGYO BANK, LTD.


                    By  /s/ Seiji Imai
                       ------------------------------------------
                       Name:  Seiji Imai
                       Title: Vice President

                    COMPAGNIE FINANCIERE DE CIC ET DE
                       L'UNION EUROPEENNE



                    By  /s/ Martha Skidmore
                       ------------------------------------------
                       Name:  Martha Skidmore
                       Title: Vice President


                    By  /s/ Eric Longuet
                       ------------------------------------------
                       Name:  Eric Longuet
                       Title: Vice President


                    THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY



                    By  /s/ Kazutoshi Kuwahara
                       ------------------------------------------
                       Name:  Kazutoshi Kuwahara
                       Title: Executive Vice President
                              The Industrial Bank of Japan, Limited,
                              Houston Office (Authorized Representative)


                    THE LONG-TERM CREDIT BANK OF JAPAN,
                       LIMITED



                    By  /s/ Sadao Muraoka
                       ------------------------------------------
                       Name:  Sadao Muraoka
                       Title: Head of Southwest Region


                    THE SANWA BANK LTD.


                    By  /s/ Warren G. Parham
                       ------------------------------------------
                       Name:  Warren G. Parham
                       Title: Vice President

                    WELLS FARGO BANK (TEXAS), N.A.



                    By  /s/ Ken Taylor
                       ------------------------------------------
                       Name:  Ken Taylor
                       Title: Assistant Vice President

                              COMMITMENT SCHEDULE
                              -------------------

                             I.  Continuing Lenders


NAME OF LENDER AND APPLICABLE LENDING OFFICE                COMMITMENT

Morgan Guaranty Trust Company of New York                   $87,500,000

Bank of America National Trust and Savings Association      $72,500,000

Bankers Trust Company                                       $72,500,000

The Chase Manhattan Bank                                    $72,500,000

Citibank, N.A.                                              $72,500,000

Credit Suisse First Boston                                  $72,500,000

NationsBank of Texas, N.A.                                  $72,500,000

The Bank of Tokyo-Mitsubishi, Ltd.                          $55,000,000

CoreStates Bank, N.A.                                       $55,000,000

Fleet National Bank                                         $55,000,000

PNC Bank, National Association                              $55,000,000

Royal Bank of Canada                                        $55,000,000

Wachovia Bank, N.A.                                         $55,000,000

BankBoston                                                  $37,500,000

The First National Bank of Chicago                          $37,500,000

First Union National Bank                                   $37,500,000

Mellon Bank, N.A.                                           $37,500,000

National Australia Bank Limited                             $37,500,000

SunTrust Bank, Atlanta                                      $37,500,000

The Bank of New York                                        $37,500,000

Wells Fargo Bank N.A.                                       $37,500,000

Crestar Bank                                                $25,000,000

NAME OF LENDER AND APPLICABLE LENDING OFFICE                COMMITMENT

The Northern Trust Company                                  $25,000,000

Bank of Hawaii                                              $20,000,000

Bank One, Texas N.A.                                        $20,000,000

Barclays Bank PLC                                           $20,000,000

Credit Agricole Indosuez                                    $20,000,000

First Security Bank of Utah, N.A.                           $20,000,000

Marine Midland Bank                                         $20,000,000

Istituto Bancario San Paolo Di Torino S.p.A                 $20,000,000

Norwest Bank Minnesota, N.A.                                $20,000,000

The Sakura Bank, Ltd.                                       $20,000,000

State Street Bank & Trust Company                           $20,000,000

The Fuji Bank, Ltd., Houston Agency                         $20,000,000

U.S. Bank National Association                              $20,000,000

Firstar Bank Milwaukee, N.A.                                $17,500,000

Hibernia National Bank                                      $15,000,000

The Yasuda Trust and Banking Co., Ltd., New York Branch     $15,000,000

UMB Bank, N.A.                                              $10,000,000

                             II. Departing Lenders


NAME OF LENDER AND APPLICABLE LENDING OFFICE                   COMMITMENT

Banque Nationale de Paris                                           $0

The Canadian Imperial Bank of Commerce                              $0

Compagnie Financiere de CIC et de L'Union Europeenne                $0

Dai-Ichi Kangyo Bank, Ltd.                                          $0

The Industrial Bank of Japan Ltd.                                   $0

The Long Term Credit Bank of Japan, Ltd.                            $0

The Sanwa Bank Ltd.                                                 $0

Union Bank of Switzerland                                           $0

Wells Fargo Bank (Texas), N.A.                                      $0


  Total                                                 $1,500,000,000
                                                        ==============

                                                                       EXHIBIT A


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _________, _______ between [NAME OF ASSIGNOR] (the "ASSIGNOR") and [NAME OF ASSIGNEE] (the "ASSIGNEE").

     WHEREAS, this Assignment and Assumption Agreement (the "AGREEMENT") relates to the Amended and Restated Five-Year Revolving Credit Agreement dated as of November 21, 1997, among J. C. PENNEY COMPANY, INC. and J. C. PENNEY FUNDING CORPORATION (the "BORROWERS"), the LENDERS listed on the signature pages thereto (the "LENDERS"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANKERS TRUST COMPANY, THE CHASE MANHATTAN BANK, CITIBANK, N.A., CREDIT SUISSE FIRST BOSTON and NATIONSBANK OF TEXAS, N.A., as Managing Agents (the "MANAGING AGENTS") (as amended from time to time, the "CREDIT AGREEMENT");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Standby Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $____________;

     WHEREAS, [Standby] Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "ASSIGNED AMOUNT"), together with a corresponding portion of each of its outstanding [Standby] Loans, and the Assignee proposes to accept such assignment and assume the corresponding obligations of the Assignor under the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     Section 1. Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Credit Agreement.

     Section 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount and a corresponding portion of each of its outstanding [Standby] Loans, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount. Upon the execution and delivery hereof by the Assignor and the Assignee [and the execution of the consent attached hereto by the Borrowers and the Agent] (1) and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the effective date hereof, succeed to the rights and be obligated to perform the obligations of a Lender under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount and acquire the rights of the Assignor with respect to a corresponding portion of each of the Assignor's outstanding [Standby] Loans and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by the Assigned Amount, and the Assignor shall be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.


     Section 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the effective date hereof in Federal funds the amount heretofore agreed between them. (2) Facility fees accrued before the date hereof are for the account of the Assignor and such fees accruing on and after the date hereof with respect to the Assigned Amount are for the account of the Assignee. Each of the Assignor and the Assignee agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.


     Section 4. Effective Date. This Agreement shall become or be deemed to be effective on ___________________ ____, _________. (3)

----------------------

  (1) Delete if consent is not required.

  (2) Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

 (3) Effective date of assignment. Must be at least five days after execution of this instrument.

     [Section 5. Consent of the Borrowers and the Agent. This Agreement is conditioned upon the consent of the Borrowers and the Agent pursuant to Section 9.04(b)(i) of the Credit Agreement.] (4)


     Section 6.  Confirmation by Assignee.   The Assignee hereby confirms and
agrees to the matters set forth in Section 9.04(c) of the Credit Agreement.

     Section 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                         [NAME OF ASSIGNOR]



                         By:
                            -----------------------------------
                            Name:
                            Title:


                         [NAME OF ASSIGNEE]



                         By:
                            -----------------------------------
                            Name:
                            Title:


            [The undersigned consent to the foregoing assignment.]

----------------------------
  (4) Delete if consent is not required.

                         J. C. PENNEY COMPANY, INC.



                         By:
                            -----------------------------------
                            Name:
                            Title:



                         J. C. PENNEY FUNDING
                            CORPORATION



                         By:
                            -----------------------------------
                            Name:
                            Title:


                         MORGAN GUARANTY TRUST
                            COMPANY OF NEW YORK, as
                            Agent


                         By:
                            -----------------------------------
                            Name:
                            Title:

                                                                       EXHIBIT B
                                                                       ---------


                                                               November 21, 1997


Each of the lenders referred to below

Re:  Amended and Restated Five-Year Revolving Credit Agreement of
     J. C. Penney Company, Inc.  and
     J. C. Penney Funding Corporation

Dear Ladies and Gentlemen:

     As the General Counsel of J. C. Penney Company, Inc., a Delaware corporation ("JCPenney"), and of J. C. Penney Funding Corporation, a Delaware corporation ("Funding" and, together with JCPenney, "Borrowers"), I have been asked to render an opinion pursuant to Section 9(b) of the Amended and Restated Five-Year Revolving Credit Agreement dated as of November 21, 1997 among the Borrowers, Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), the lenders listed on the signature pages thereof (the "Lenders"), and Bank of America National Trust and Savings Association, Bankers Trust Company, The Chase Manhattan Bank, Citibank, N.A., Credit Suisse First Boston and NationsBank of Texas, N.A., as Managing Agents (the "Managing Agents") (the "Amendment and Restatement") which amends and restates the Five-Year Revolving Credit Agreement dated as of December 16, 1993, as amended and restated with new Lenders as of December 7, 1994, as amended with new Lenders as of December 6, 1995 and as amended and restated as of December 3, 1996 (such Credit Agreement, as amended and restated by the Amendment and Restatement, the "Credit Agreement").

     In rendering the opinion set forth below, I have examined originals, photostatic, or certified copies of the Credit Agreement, the respective corporate records and documents of the Borrowers, copies of public documents, certificates of the officers or representatives of the Borrowers, and such other instruments and documents, and have made such inquiries, as I have deemed necessary as a basis for such opinion. In making such examinations, I have assumed the genuineness of all signatures (other than the signatures of the Borrowers) and the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, and the authenticity of the originals of such latter documents. As to questions of fact material to such opinion, to the extent I deemed necessary, I have relied upon the representations and warranties of the Borrowers made in the Credit Agreement and upon certificates of the officers of the Borrowers. Capitalized terms not otherwise defined in this opinion letter have the meanings specified in the Credit Agreement.

     Based upon the foregoing, I am of the opinion that:

     1. Each of the Borrowers has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where the failure to so qualify would have a Material Adverse Effect. Each of the Borrowers has the requisite corporate power and authority to own, pledge, and operate its properties and assets, to lease the property it operates under lease, and to conduct its business as now conducted.

     2. The execution, delivery, and performance by the Borrowers of the Credit Agreement, the Borrowings by the Borrowers under the Credit Agreement (i) are within the corporate power of each of the Borrowers; (ii)have been duly authorized by each of the Borrowers by all necessary corporate action; (iii) are not in contravention of JCPenney's Restated Certificate of Incorporation, Funding's Certificate of Incorporation, as amended, or either of the Borrower's bylaws; (iv) to the best of my knowledge do not violate any material law, statute, rule, or regulation, or any material order of any Governmental Authority, applicable to either of the Borrowers; (v) do not conflict with or result in the breach of, or constitute a default under, the material borrowing indentures, agreements, or other instruments of either of the Borrowers; (vi) do not result in the creation or imposition of any Lien upon any of the property or assets of either of the Borrowers other than any Lien created by the Credit Agreement; and (vii) do not require the consent or approval of, or any filing with, any Governmental Authority or any other person party to those agreements described above other than those that have been obtained or made or where the failure to obtain such consent or approval would not result in a Material Adverse Effect.

     3. The Credit Agreement has been duly executed and delivered by each of the Borrowers and constitutes a legal, valid, and binding obligation of each such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     4. Neither Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "public-utility


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

company" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5. To the best of my knowledge, except as set forth in Schedule 3.09 of the Credit Agreement, no litigation by or before any Governmental Authority is now pending or threatened against JCPenney or Funding (i) which involves the Credit Agreement or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would, individually or in the aggregate result in a Material Adverse Effect.

     6. The Support Agreements have been duly executed and delivered by JCPenney and, where applicable, Funding and, as of the date hereof, are in full force and effect in accordance with their terms.

     The opinions expressed herein are limited to the laws of the State of Delaware with respect to the opinions provided in paragraph 1 (except as to due qualification as a foreign corporation and good standing under the laws of other jurisdictions) and clauses (i), (ii), and (iii) of paragraph 2. The other opinions expressed are limited to the laws of the State of New York and the laws of the United States. I do not express any opinion herein concerning any laws of any other jurisdictions. This opinion is furnished to you in connection with the transactions contemplated by the Credit Agreement, and may not be relied upon by any other person, firm, or corporation for any purpose or by you in any other context without my prior written consent.

                              Very truly yours,


                              Charles R. Lotter
                              Executive Vice President,
                              Secretary and General Counsel





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